Exhibit 99.8

DISH Network Commences Rights Offering

ENGLEWOOD, Colo., November 22, 2019 - DISH Network Corporation (NASDAQ:DISH) (“DISH”) announced today that it has commenced its previously-announced rights offering to raise proceeds of approximately $1 billion. All DISH stockholders as well as holders of DISH’s outstanding series of convertible notes as of the record date of November 17, 2019 are being granted the right to participate in the offering and subscribe for newly-issued shares on a pro rata basis. The proceeds from the rights offering are intended to be used for general corporate purposes, including investments in the wireless business.

Under the terms of the rights offering, DISH is commencing distribution of transferable subscription rights pro rata to holders of record of DISH's Class A and B common stock, and outstanding convertible notes (based on the applicable conversion ratio for those notes as of the record date) (collectively, the “eligible securities”) as of the record date. DISH will distribute one subscription right for each 18.475 shares of DISH’s eligible securities that a holder held (or, in the case of the convertible notes, was deemed to have held) on the record date. Subscription rights will be rounded down to the nearest whole number and, accordingly, no fractional subscription rights will be issued. Each subscription right will entitle the holder to acquire one newly-issued share of DISH's Class A common stock at a subscription price of $33.52 per share of Class A common stock. The rights offering does not provide for over-subscription rights.

Charles W. Ergen, who beneficially owns approximately 51.6% of DISH's Class A and Class B common stock (calculated assuming conversion of all outstanding Class B common stock into Class A common stock) as of November 18, 2019, has informed DISH that he intends to fully exercise all subscription rights allocated in respect of the eligible securities he beneficially owns. DISH had 254,626,165 shares of Class A common stock and 238,435,208 shares of Class B common stock outstanding as of November 18, 2019. All outstanding shares of Class B common stock are beneficially owned by Mr. Ergen. Additionally, if any subscription rights remain unexercised following the expiration of the rights offering, Mr. Ergen has agreed to purchase, at the subscription price, in a private transaction separate from the rights offering, any and all shares of Class A common stock that are not subscribed for by holders of eligible securities in connection with the rights offering. DISH has entered into an agreement with Mr. Ergen in respect of this commitment.

DISH’s Class A common stock is traded on The NASDAQ Global Select Market (“NASDAQ”) under the symbol “DISH.” DISH expects that the Class A common stock issued in the rights offering will also be listed on NASDAQ under the same symbol. The rights are transferable and have been approved for listing on NASDAQ. The rights are expected to trade on a “when-issued” basis under the symbol “DISHV” beginning on November 22, 2019, and on a “regular way” basis under the symbol “DISHR” beginning on November 25, 2019 until the close of trading on NASDAQ on December 9, 2019, the expiration date of the rights offering, unless DISH extends the offering period.

Registered holders of DISH’s eligible securities as of the close of business on the record date will receive rights certificates representing their subscription rights. Beneficial owners who hold eligible securities in the name of a custodian bank, broker, dealer, or other nominee will not receive a physical rights certificate, and instead, such beneficial owners must instruct their custodian bank, broker, dealer, or other nominee whether or not to exercise subscription rights on their behalf.

Deutsche Bank Securities Inc. is acting as capital markets advisor to DISH in the rights offering. Computershare Trust Company, N.A. is serving as the subscription agent for the rights offering and Georgeson LLC is serving as the information agent for the rights offering. For any questions or further information about the rights offering, please call Georgeson LLC at (877) 278-4751 (toll-free).

This press release shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor will there be any sale of the subscription rights, Class A common stock or any other securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. This document is not an offering, which can only be made by a prospectus.

The rights offering will be made pursuant to DISH's effective shelf registration statement on Form S-3 (No. 333-234552), filed with the Securities and Exchange Commission (the "SEC") on November 7, 2019, and the prospectus supplement filed with the SEC on November 22, 2019. The prospectus supplement and accompanying base prospectus (together, the “prospectus”) contain important information about the rights offering and DISH and holders of subscription rights are urged to read the prospectus carefully before exercising their subscription rights and investing. Copies of the prospectus are available from the SEC’s internet site at http://www.sec.gov or may be obtained by contacting Georgeson LLC, the information agent for the rights offering, at (877) 278-4751 (toll-free). There can be no assurance that the rights offering will be consummated.

About DISH

DISH Network Corporation is a connectivity company. Since 1980, it has served as a disruptive force, driving innovation and value on behalf of consumers. Through its subsidiaries, the company provides television entertainment and award-winning technology to millions of customers with its satellite DISH TV and streaming Sling TV services. Through its strategic spectrum portfolio and other assets, DISH is poised to enter the wireless market as a facilities-based provider of wireless services with a nationwide consumer offering and development of the first virtualized, standalone 5G broadband network in the U.S. DISH’s OnTech Smart Services brand offers in-home installation of connected home devices and entertainment solutions. DISH Media serves as the company’s advertising sales group delivering targeted advertising solutions. DISH Network Corporation (NASDAQ: DISH) is a Fortune 250 company.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements contained herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements about the benefits of the rights offering, including future DISH Network Corporation's plans, objectives, expectations and intentions, and other statements that are not historical facts. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of DISH Network Corporation to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. More information about such risks, uncertainties and other factors is set forth in DISH Network Corporation’s Disclosure Regarding Forward-Looking Statements included in its recent filings with the Securities and Exchange Commission (the “SEC”), including its annual report on Form 10-K for the year ended December 31, 2018 and any subsequent quarterly reports on Form 10-Q. Risks and uncertainties relating to the proposed transaction include, but are not limited to, the possibility that the rights offering will not be completed, adverse effects on the market price of DISH Network Corporation’s Class A common stock and adverse effects on DISH Network Corporation’s operating results for any reason. The forward-looking statements speak only as of the date made, and DISH Network Corporation expressly disclaims any obligation to update these forward-looking statements. Nothing herein shall be deemed to be a forecast, projection or estimate of the future financial performance of DISH Network Corporation following the completion of the rights offering.

For company information, visit about.dish.com

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For more information on Sling TV, visit www.sling.com

For more information on OnTech Smart Services, visit www.ontechsmartservices.com

For more information on DISH Media, visit media.dish.com

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Media Contacts

John Hall

303-723-1968

johnw.hall@dish.com

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